Exhibit 10.10

12134129
RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:	9/17/2015 1:58:00 PM $43.00 Book - 10362 Pg - 3937-3949 Gary W. Ott Recorder, Salt Lake County, UT LANDMARK TITLE BY: eCASH. DEPUTY - EF 13 P.

Sheppard, Mullin, Richter & Hampton LLP
650 Town Center Drive, 4th Floor
Costa Mesa, California 92626
Attention: David J. D'Amour, Esquire

APN: Parcel 1: 08-36-376-030;
Parcel 2: 08-36-376-032, Parcel 3: 08-36-328-033

THIS SPACE ABOVE FOR RECORDER'S USE

SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT
(Short Form – Salt Lake Hardware)
This SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (Short Form – Salt Lake Hardware) (this "Agreement") is dated as of September 16, 2015, by and between KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company ("Trustor") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
A.    Agent, the Lenders, Trustor and KBSIII PARK PLACE VILLAGE, LLC, KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively with Trustor, "Existing Borrowers," and together with any new "Borrowers" becoming party to the Loan Agreement from time to time, including without limitation Additional Borrower (as defined below), "Borrowers") entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Existing Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.

B.    The Loan is evidenced by those certain Promissory Notes in the original aggregate principal amount of $200,000,000.00, each made by Existing Borrowers in favor of a Lender (collectively, the "Existing Notes").
C.    As of the date of this Agreement, subject to the terms of Recital E and Section 2 of the Long Form Agreement (as defined below) and prior to giving effect to the Long Form Agreement and the Additional Advance described below, the Committed Amount is $200,000,000.00 and the Principal Balance is $135,000,000.00.
D.    The obligations of Existing Borrowers under the Existing Notes and the Loan Agreement are secured by, among other things, that certain Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Salt Lake Hardware) recorded as Instrument No. 11817759 in the Official Records of Salt Lake County, Utah (the "Official Records") on March 13, 2014, as amended by that certain First Modification Agreement (Short Form – Salt Lake Hardware) dated as of June 19, 2015 recorded as Instrument No. 12076737 in the Official Records on June 23, 2015 (as amended, the "Deed of Trust"). The Deed of Trust encumbers the property described on Exhibit A hereto.
E.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Second Modification and Additional Advance Agreement (Long Form) of even date herewith (the "Long Form Agreement") pursuant to which Lenders are making the Additional Advance described below and the Committed Amount of the Loan is being increased to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) as more fully set forth in the Long Form Agreement. In connection therewith, (i) KBSIII VILLAGE CENTER STATION, LLC, a Delaware limited liability company ("Additional Borrower") is becoming a "Borrower" under the Loan Agreement and the other Loan Documents pursuant to that certain Assumption and Joinder Agreement dated as of even date herewith by and among Borrowers, Agent and the Lenders, (ii) the Village Center Property (as defined in the Long Form Agreement) is being added as an Additional Property securing the Loan pursuant to that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Village Center) dated as of even date herewith by Additional Borrower, as trustor, to the Public Trustee of the County of Arapahoe, Colorado, as trustee, for the benefit of Agent, as beneficiary (the "Village Center Deed of Trust") to be recorded in the official records of Arapahoe County, Colorado, and (iii) Borrowers are executing that certain Promissory Note dated as of even date herewith in the amount of $55,000,000.00 to the order of JPMorgan Chase Bank, N.A. (collectively with the Existing Notes, the "Notes").
F.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust, the Village Center Deed of Trust, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Long Form Agreement. This Agreement and the Long Form Agreement also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Trustor hereby agree as follows:

1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement increases the Committed Amount of the Loan and makes certain other changes, as more fully set forth therein.
3.On and subject to the terms and conditions of the Long Form Agreement, Agent and Lenders have agreed to extend to Borrowers an additional advance in the amount of $55,000,000.00 (the "Additional Advance") as more particularly described in the Long Form Agreement and, in connection therewith, to increase the Committed Amount of the Loan from $200,000,000.00 to $255,000,000.00 (the "Increased Committed Amount"), which shall be evidenced by the Notes and shall be allocated to the Revolving Portion and the Non-Revolving Portion as more particularly described in the Long Form Agreement. For the avoidance of doubt, after the disbursement of the Additional Advance and as of the date hereof, the Committed Amount shall be $255,000,000.00.
4.    The Deed of Trust is hereby amended as follows:
(a)    Paragraph (a) of the "FOR THE PURPOSE OF SECURING" section of the Deed of Trust is hereby deleted in its entirety and replaced with the following:
"(a)    payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by one or more promissory notes in the aggregate stated principal amount of $255,000,000.00, subject to increase in an aggregate amount of up to $350,000,000.00 on the terms and conditions set forth in the Loan Agreement, each previously, now or hereafter executed and delivered by Borrowers to the order of one or more Lenders pursuant to the Loan Agreement (together with all other promissory notes previously, now or hereafter given and/or executed pursuant to the terms of the Loan Agreement and/or given in substitution thereof or in modification, supplement, increase, addition, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified, collectively, the "Notes") which Notes and Loan Agreement and any and all modifications, extensions, renewals, supplements, additions, and replacements thereof are by this reference hereby made a part hereof;"
(b)    All references in the Deed of Trust to the "Deeds of Trust" shall include, without limitation, the Village Center Deed of Trust and the Texas Property Junior Deeds of Trust (as defined in the Long Form Agreement).
(c)    In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Additional Advance, the Increased Committed Amount, the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the

Loan Agreement and the other Loan Documents, as amended by the Long Form Agreement, (iii) the Long Form Agreement, (iv) this Agreement, (v) any Swap Contracts, and (vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Swap Contracts, the other Loan Documents and/or the Long Form Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
(d)    All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Long Form Agreement.
5.    This Agreement shall be governed by the laws of the State of Utah, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
6.    This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
7.    Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated in its entirety.
[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

S-1

"TRUSTOR"

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT
TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

S-2

Acknowledgment

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in the County of Salt Lake, State of Utah and more particularly described as follows:
PARCEL 1:
Beginning at the Northeast Corner of Lot 8, Block 98, Plat "A", Salt Lake City Survey said point being South 0°00'59" East 67.88 feet and South 89°58'53" West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running; thence South 0°04'10" West 660.00 feet along the west line of said 400 West and being the east line of Block 98 to the Southeast Corner of Lot 1, Block 98, Plat "A", Salt Lake City Survey; thence South 89°58'54" West 165.00 feet along the north line of North Temple and being the south line of Block 98 to the Southwest Corner of said Lot 1; thence North 0°04'10" East 0.50 feet along the west line of said Lot 1; thence North 89°53'56" West 110.23 feet; thence North 88°00'00" West 4.57 feet; thence North 0°00'27" West 483.92 feet; thence Northwesterly 69.60 feet along the arc of a 645.28 foot radius curve to the left (center bears South 89°59'33" West and the long chord bears North 3°05'51" West 69.57 feet with a central angle of 6°10'48"); thence North 6°11'15" West 50.04 feet; thence Northwesterly 56.17 feet along the arc of 1098.72 foot radius curve to the right (center bears North 83°48'45" East and the long chord bears North 4°43'23" West 56.16 feet with a central angle of 2°55'45") to the north line of said Block 98; thence North 89°58'53" East (North 89°58'54" East, Deed) 294.43 feet along the north line of said Block 98 and to and along the south line of 200 North Street to the point of beginning.
[The foregoing being the boundary description of the 1-lot Salt Lake Hardware Minor Subdivision, according to that certain Notice Of Amended Minor Subdivision Approval For Salt Lake Hardware Minor Subdivision recorded December 21, 2011 as Entry No. 11300852, in Book 9976, at Page 2542 of the Official Records of the Salt Lake County Recorder.]
EXCEPTING THEREFROM, all the minerals and all mineral rights as conveyed to UNION PACIFIC LAND RESOURCES CORPORATION, a corporation of the State of Nebraska, in that certain Mineral Deed dated April 1, 1971 and recorded October 3, 1996 as Entry No. 6472020, in Book 7504, at Page 1156 of the Official Records.

(Continued)
PARCEL 2:
BEGINNING at a point which is South 89°59'06" West 66.00 feet from the Southwest corner of Block 98, Plat "A", Salt Lake City Survey, and running thence North 00°04'22" East parallel to and 66.00 feet Westerly distant of the West line of said Block 98, 660.34 feet to a point South 89°59'27" West 66.00 feet from the Northwest corner of said Block 98; thence North 89°59'27"

Exhibit A

East along the North line of said Block 98, 431.72 feet to a point on a 1098.72 foot radius curve to the left, the radius point of which bears North 86°44'52" East; thence Southeasterly along the arc of said curve 56.23 feet to a point of tangency; thence South 06°11'03" East 50.06 feet to a point of a 645.28 foot radius curve to the right; thence Southeasterly along the arc of said curve 69.60 feet to a point of tangency; thence South 00°00'15" East 485.03 feet, more or less, to a point on the South line of said Block 98; thence South 89°59'06" West along said South line 446.36 feet, more or less, to the point of BEGINNING.
EXCEPTING THEREFROM the following described parcel of land conveyed to UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725435, in Book 9294, at Page 9879 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL", A UTAH TRANSIT AUTHORITY PROJECT SITUATE IN BLOCK 98, PLAT A, SALT LAKE CITY SURVEY, AND IN THE VACATED PORTION OF THE ADJACENT 500 WEST STREET AND DESCRIBED AS FOLLOWS: Beginning at the Southwest corner of said Block 98; thence South 89°59'34" West 16.98 feet; thence North 00°00'01" West 312.75 feet; thence North 00°39'36" East 38.56 feet; thence North 00°00'28" West 308.92 feet; thence North 89°59'33" East 17.52 feet to the Northwest corner of said Block 98; thence North 89°59'33" East 59.60 feet along the North line of said Block 98; thence South 00°04'20" East 660.23 feet to the South line of said Block 98; thence South 89°59'34" West 61.38 feet along said South line to the point of beginning.
FURTHER EXCEPTING THEREFROM any portion lying West of the westerly line of the parcel of land described in the aforementioned Warranty Deed Entry No. 9725435.
AND
FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to SALT LAKE CITY CORPORATION, a municipal corporation of the State of Utah, in that certain Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the Official Records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of two (2) entire tracts of property situate in Lots 2, 3, and 4, Block 98, Salt Lake City Survey, Plat "A", situate in the East 1/2 of the Southwest 1/4 of Section 36, Township 1 North, Range 1 West, SLB&M, State of Utah, incident to the construction of the "Airport Light Rail Transit Project", a Utah Transit Authority project, known as "ALRT", and described as follows: Beginning at a Southwest corner of said entire tract, which point is 61.37 feet North 89°58'54" East from the Southwest corner of said Block 98; and running thence North 00°04'20" West 15.25 feet along the westerly boundary line of said entire tract, thence East 32.04 feet; thence South 00°01'46" West 7.51 feet; thence North 89°59'22" East 93.01 feet; thence South 88°00'00" East 198.50 feet; thence South 89°53'56" East 110.23 feet to the easterly line of said Lot 2; thence South 00°04'10" West 0.50 feet along said easterly Lot line to the southerly boundary line of said entire tracts; thence South 89°58'54" West 433.63 feet along said southerly boundary line to the point of beginning.

Exhibit A

AND
FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to the UTAH TRANSIT AUTHORITY in that certain Special Warranty Deed recorded September 28, 2012 as Entry No. 11481044, in Book 10060, at Page 9632 of the Official Records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of an entire tract of property situate in Lot 3, Block 98, Salt Lake City Survey, Plat "A", situate in the E 1/2 SW 1/4 of Section 36, Township 1 North, Range 1 West, SLB&M, State of Utah, described as follows: Beginning at a point on the southerly boundary line of said entire tract, said point being 190.33 feet North 89°58'54" East and 7.59 feet North from the Southwest corner of said Block 98; and running thence North 60°00'00" East 11.63 feet; thence East 19.42 feet; thence South 60°00'00" East 14.57 feet to the said southerly boundary line; thence North 88°00'00" West 42.14 feet along said southerly boundary line to the point of beginning.
AND
FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.
(Continued)
SAID PARCEL 2 BEING ALSO DESCRIBED AS FOLLOWS:
Beginning at a point on the east line of property conveyed to the Utah Transit Authority by Warranty Deed, recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the Official Records of the Salt Lake County Recorder, said point being North 89°58'54" East 61.38 feet and North 00°04'20" West 15.25 feet from the Southwest Corner, Block 98, Plat "A" Salt Lake City Survey and running thence North 00°04'20" West 644.75 feet along the east line of said Utah Transit Authority property to the north line of Block 98, Plat "A", Salt Lake City Survey; thence North 89°58'53" East 305.83 feet along the north line of said Block 98; thence southeasterly 56.17 feet along the arc of a 1,098.72 feet radius curve to the left (center bears North 86°44'30" East and the chord bears South 04°43'23" East 56.16 feet with a central angle of 02°55'45"); thence South 06°11'15" East 50.04 feet; thence southeasterly 69.60 feet along the arc of a 645.28 feet radius curve to the right (center bears South 83°48'45" West and the chord bears South 03°05'51" East 69.57 feet with a central angle of 06°10'48"); thence South 00°00'27" East 483.92 feet to the north line of property conveyed to Salt Lake City Corporation by Quit Claim Deed, recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the official Records of the Salt Lake County Recorder; thence North 88°00'00" West 193.94 feet along the north line of said Salt Lake City Corporation property; thence South 89°59'22" West 93.01 feet along the north line of said Salt Lake City Corporation property; thence North 00°01'46" East 7.51 feet along the north line of said Salt Lake City Corporation property; thence

Exhibit A

West 32.04 feet along the north line of said Salt Lake City Corporation property to the point of beginning.
EXCEPTING THEREFROM the following described parcel of land conveyed to the UTAH TRANSIT AUTHORITY in that certain Special Warranty Deed recorded September 28, 2012 as Entry No. 11481044, in Book 10060, at Page 9632 of the Official Records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of an entire tract of property situate in Lot 3, Block 98, Salt Lake City Survey, Plat "A", situate in the E 1/2 SW 1/4 of Section 36, Township 1 North, Range 1 West, SLB&M, State of Utah, described as follows: Beginning at a point on the southerly boundary line of said entire tract, said point being 190.33 feet North 89°58'54" East and 7.59 feet North from the Southwest corner of said Block 98; and running thence North 60°00'00" East 11.63 feet; thence East 19.42 feet; thence South 60°00'00" East 14.57 feet to the said southerly boundary line; thence North 88°00'00" West 42.14 feet along said southerly boundary line to the point of beginning.
FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.
PARCEL 3:
A non-exclusive easement, appurtenant to PARCELS 1 and 2 described herein, solely for the purposes of (a) the construction, repair and maintenance of a roadway and related improvements for vehicular and pedestrian ingress and egress, and (b) ingress, egress and access by vehicles and pedestrians to and from said PARCELS 1 and 2, as defined, described and created pursuant to that certain Declaration And Grant Of Access Easement recorded May 9, 2012 as Entry No. 11387974, in Book 10016, at Page 1021 of the Official Records of the Salt Lake County Recorder, on, over and across the following described property, to-wit:
COMMENCING at the Southwest corner of Block 101, Plat "A", Salt Lake City Survey; thence running East along the North line of 200 North Street 402.5 feet; thence South 34°51'23" East 161.85 feet to a point on the south line of 200 North Street, said point being 165 feet West of the Northeast corner of Block 98, Plat "A", Salt Lake City Survey; thence West along the south line of 200 North Street 495 feet to the northwest corner of said Block 98; thence North 131.86 feet, more or less, to the point of BEGINNING.
EXCEPTING FROM SAID PARCEL 3 any portion thereof lying WEST of the EASTERLY line of the following described parcel of land conveyed to the UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725432, in Book 9294, at Page 9873 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL", A UTAH TRANSIT AUTHORITY PROJECT, AND DESCRIBED

Exhibit A

AS FOLLOWS: Beginning at the Northwest corner of Block 98, Plat A, Salt Lake City Survey; thence North 00°06'33" West 131.92 feet to the Southwest corner of Block 101, Plat A, Salt Lake City Survey; thence North 89°54'48" East 59.82 feet along the South line of said Block 101; thence South 00°00'53" East 132.00 feet to the North line of said Block 98; thence South 89°59'33" West 59.60 feet along said North line to the point of beginning.
AND
FURTHER EXCEPTING FROM SAID PARCEL 3 all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.

+++

Exhibit A